UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:  811-7916

                   AllianceBernstein Utility Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                       Alliance Capital Management, L.P.
                          1345 Avenue of the Americas
                           New York, New York 10105
                    (Name and address of agent for service)

       Registrant's telephone number, including area code:  (800) 221-5672

                   Date of fiscal year end:  November 30, 2003

                   Date of reporting period:  November 30, 2003


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Specialty Equity
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management

AllianceBernstein Utility Income Fund


Annual Report -- November 30, 2003

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 26, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 2003.

Investment Objective And Policies

This open-end fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its new benchmark, the Standard & Poor's ("S&P") 500 GICS Utilities Composite (the "Composite"), as well as for its previous benchmark, the New York Stock Exchange (NYSE) Utility Index, for the six- and 12-month periods ended November 30, 2003. The NYSE has dissolved its NYSE Utility Index. Therefore, the Composite will be the Fund's benchmark going forward. In addition, performance data for the Lipper Utility Funds Average (the "Lipper Average") is also included. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.


INVESTMENT RESULTS*
Periods Ended November 30, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Utility Income Fund
   Class A                       3.50%            14.89%
------------------------------------------------------------
   Class B                       3.02%            13.99%
------------------------------------------------------------
   Class C                       3.10%            14.06%
------------------------------------------------------------
S&P 500 GICS
Utilities Composite              1.80%            23.13%
------------------------------------------------------------
NYSE Utility Index               0.63%             4.75%
------------------------------------------------------------
Lipper Utility
Funds Average                    3.65%            16.73%
------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses to 1.50% for Class A, 2.20% for Class B, 2.20% for Class C and 1.20% for Advisor Class. This waiver extends through the Fund's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown above. Past performance is no guarantee of future results.

Neither the unmanaged S&P 500 GICS Utilities Composite nor the NYSE Utility Index reflects fees and expenses associated with the


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1 active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. The NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. The Lipper Utility Funds Average consists of funds with similar investment objectives to that of the AllianceBernstein Utility Income Fund, although some funds included in the Lipper Average may have different investment policies and sales and management fees. For the six- and 12-month periods ended November 30, 2003, the Lipper Average consisted of 85 and 84 funds, respectively. An investor cannot invest directly in an index, average, or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

Additional investment results appear on page 6.

The Fund outperformed its new benchmark, the S&P 500 GICS Utilities Composite ("the Composite"), for the six-month period ended November 30, 2003, but underperformed the Composite for the 12-month period ended November 30, 2003. The Fund's Class A shares returned 14.89% over the 12-month period and returned 3.50% over the six-month period. The Composite, which encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power (but does not encompass telephone or telecommunication equipment), had a gain of 23.13% over the 12-month period and 1.80% over the six-month period.

The Fund's relative underperformance for the fiscal year was principally attributed to its overweight position in high quality, more defensive electric names. As we look deeper in the electric sector, we find that the electric utilities with weaker fundamentals outperformed the electrics with stronger fundamentals in 2003. The reason for this was that most of these companies received refinancing from their banks, thus easing their short-term liquidity problems and preventing them from filing for bankruptcy. Most of these fundamentally weak companies abandoned their growth business models and returned to "back-to-basic" strategies.

So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement. As the market begins to focus on high quality companies with strong fundamentals, performance should improve. In fact, this improvement can be seen in the Fund's six-month performance, which outpaced its benchmark by approximately 170 basis points.

Market Review and Investment Strategy

We regard 2003 as a rebuilding year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures,


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2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND
issuing equity, paying down debt, and exiting from some non-regulated businesses. The most encouraging aspect was the sector's improving free cash flow and more disciplined capital deployment. Separately, utilities benefited from a number of macro trends in 2003, including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends, and very low long-term interest rates.

We continued to focus the Fund's investments on high quality names with attractive valuations. Within the electric utilities, we focused on the regulated integrated utilities instead of the non-regulated electric power marketers and generators. We remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, we remained cautious of the non-regulated generation and marketing sectors. While the sectors have improving balance sheets and easing liquidity concerns, management execution skills are still questionable. However, we are positive on the traditional regulated integrated utilities due to their earnings stability, high dividend yields and reasonable valuations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND CLASS A
GROWTH OF A $10,000 INVESTMENT
11/30/93 - 11/30/03

AllianceBernstein Utility Income Fund Class A: $19,171
S&P 500 GICS Utilities Composite: $14,754
NYSE Utility Index: $10,979


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                     AllianceBernstein     S&P 500 GICS
                       Utility Income       Utilities             NYSE
                            Fund            Composite         Utility Index
-------------------------------------------------------------------------------
    11/30/93              $  9,575           $ 10,000           $ 10,000
    11/30/94              $  9,110           $  8,879           $  8,761
    11/30/95              $ 10,894           $ 11,205           $ 10,561
    11/30/96              $ 11,817           $ 12,613           $ 11,470
    11/30/97              $ 14,547           $ 14,520           $ 14,061
    11/30/98              $ 18,182           $ 17,405           $ 18,183
    11/30/99              $ 21,868           $ 16,131           $ 21,855
    11/30/00              $ 24,961           $ 23,403           $ 19,066
    11/30/01              $ 21,029           $ 17,359           $ 14,132
    11/30/02              $ 16,686           $ 11,982           $ 10,481
    11/30/03              $ 19,171           $ 14,754           $ 10,979


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Fund Class A shares (from 11/30/93 to 11/30/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

Neither the unmanaged S&P 500 GICS Utilities Composite nor the NYSE Utility Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. The NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index or composite, and its results are not indicative of any specific investment, including AllianceBernstein Utility Income Fund.


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4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

PORTFOLIO SUMMARY
November 30, 2003


INCEPTION DATES
Class A Shares
10/18/93
Class B Shares
10/18/93
Class C Shares
10/27/93


PORTFOLIO STATISTICS
Net Assets ($mil): $196.9


SECTOR BREAKDOWN
Utilities
     71.0%   Electric & Gas Utility
     16.8%   Telephone Utility

Energy
      2.3%   Pipelines                             [PIE CHART OMITTED]

Consumer Services
      8.8%   Cellular Communications
      1.1%   Broadcasting & Cable


All data as of November 30, 2003. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2003

Class A Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               14.89%                 10.00%
               5 Years                1.07%                  0.20%
              10 Years                7.19%                  6.73%

Class B Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               13.99%                  9.99%
               5 Years                0.34%                  0.34%
              10 Years(a)             6.58%                  6.58%

Class C Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               14.06%                 13.06%
               5 Years                0.34%                  0.34%
              10 Years                6.44%                  6.44%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2003)

                                 Class A           Class B          Class C
-------------------------------------------------------------------------------
                1 Year            14.28%           14.42%            17.47%
               5 Years             0.02%            0.18%             0.19%
              10 Years             6.79%            6.66%(a)          6.52%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

The Fund concentrates its investments in the utilities industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(a)  Assumes conversion of Class B shares into Class A shares after 8 years.


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6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

TEN LARGEST HOLDINGS
November 30, 2003


                                                                    Percent of
Company                          Country                  Value     Net Assets
_______________________________________________________________________________

Exelon Corp.                     United States     $  8,877,352         4.5%
-------------------------------------------------------------------------------
Vodafone Group Plc (ADR)         United Kingdom       7,131,090         3.6
-------------------------------------------------------------------------------
Dominion Resources, Inc.         United States        7,051,590         3.6
-------------------------------------------------------------------------------
FPL Group, Inc.                  United States        6,469,390         3.3
-------------------------------------------------------------------------------
NSTAR                            United States        5,675,115         2.9
-------------------------------------------------------------------------------
American Movil S.A. de C.V.
  Series L (ADR)                 Mexico               5,461,320         2.8
-------------------------------------------------------------------------------
Sprint Corp. (FON Group)         United States        5,432,376         2.8
-------------------------------------------------------------------------------
Alliant Energy Corp.             United States        5,305,650         2.7
-------------------------------------------------------------------------------
Entergy Corp.                    United States        5,286,000         2.7
-------------------------------------------------------------------------------
PPL Corp.                        United States        5,052,768         2.5
-------------------------------------------------------------------------------
                                                   $ 61,742,651        31.4%


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

PORTFOLIO OF INVESTMENTS
November 30, 2003

Company                                                Shares             Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-99.4%

UNITED STATES INVESTMENTS-84.3%

Utilities-78.6%
Electric & Gas Utility-66.2%
AES Corp.(a)                                          409,300     $   3,630,491
AGL Resources, Inc.                                    76,700         2,178,280
Alliant Energy Corp.                                  217,000         5,305,650
Ameren Corp.                                          100,000         4,413,000
American Electric Power Co., Inc.
  9.25% cv. preferred stock                            94,200         3,965,820
American Electric Power Co., Inc.                     141,000         3,904,290
Black Hills Corp.                                      51,000         1,645,260
Cinergy Corp. 9.50% cv. preferred stock                16,000           970,720
Cinergy Corp.                                         116,100         4,243,455
Consolidated Edison, Inc.                              48,000         1,934,400
Constellation Energy Group                             65,000         2,446,600
Dominion Resources, Inc.                              117,000         7,051,590
DTE Energy Co. 8.75% cv. preferred stock               83,200         2,035,904
Duke Energy Corp.                                     171,000         3,084,840
Energy East Corp.                                      74,000         1,702,740
Entergy Corp.                                         100,000         5,286,000
Equitable Resources, Inc.                              89,400         3,683,280
Exelon Corp.                                          143,600         8,877,352
FirstEnergy Corp.                                     103,300         3,579,345
FPL Group, Inc.                                       101,800         6,469,390
FPL Group, Inc. 8.00% cv. preferred stock              83,300         4,612,737
KeySpan Corp.                                          56,900         2,004,587
KeySpan Corp. 8.75% cv. preferred stock                82,000         4,214,800
New Jersey Resources Corp.                             96,350         3,699,840
NSTAR                                                 119,100         5,675,115
Pepco Holdings, Inc.                                   36,300           666,468
PG&E Corp.(a)                                         157,000         3,943,840
PPL Corp.                                             123,600         5,052,768
Progress Energy, Inc.                                  89,000         3,899,980
Public Service 10.25% cv. preferred stock              79,000         4,582,000
Public Service Enterprise Group, Inc.                  26,000         1,066,520
Questar Corp.                                          11,000           375,320
Sempra Energy 8.50% cv. preferred stock                91,500         2,450,370
Southern Co.                                           69,700         2,040,119
TXU Corp.                                              91,000         2,014,740
TXU Corp. 8.75% cv. preferred stock                   122,000         3,916,200
Wisconsin Energy Corp.                                 46,500         1,520,550
Xcel Energy, Inc.                                     133,000         2,221,100
                                                                  -------------
                                                                    130,365,461
                                                                  -------------


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8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Company                                                Shares             Value
-------------------------------------------------------------------------------
Telephone Utility-12.4%
ALLTEL Corp.                                           88,000     $   3,996,080
AT&T Corp.                                             92,000         1,824,360
BellSouth Corp.                                       187,900         4,891,037
CenturyTel, Inc.                                       59,000         1,929,300
Citizens Communications Co.(a)                        176,000         1,911,360
Sprint Corp. (FON Group)                              362,400         5,432,376
Verizon Communications, Inc.                          132,100         4,328,917
                                                                  -------------
                                                                     24,313,430
                                                                  -------------
                                                                    154,678,891
                                                                  -------------
Consumer Services-3.4%
Broadcasting & Cable-1.0%
Comcast Corp. Cl.A(a)                                  66,065         2,073,120
                                                                  -------------
Cellular Communications-2.4%
Nextel Communications, Inc. Cl.A(a)                   102,000         2,583,660
Nextel Partners, Inc. Cl.A(a)                         112,700         1,328,733
Sprint Corp. (PCS Group)(a)                           174,000           798,660
                                                                  -------------
                                                                      4,711,053
                                                                  -------------
                                                                      6,784,173
                                                                  -------------
Energy-2.3%
Pipelines-2.3%
Kinder Morgan, Inc.                                    18,000           981,000
ONEOK, Inc.                                            77,000         1,525,370
Southern Union Co. 5.75% cv. preferred stock           33,100         1,952,900
                                                                  -------------
                                                                      4,459,270
                                                                  -------------
Total United States Investments
  (cost $148,567,547)                                               165,922,334
                                                                  -------------
FOREIGN INVESTMENTS-15.1%
France-2.0%
France Telecom, SA (ADR)                              151,000         3,901,840
                                                                  -------------
Hong Kong-2.5%
Hong Kong and China Gas Co., Ltd.                   2,253,000         3,366,260
Hong Kong Electric Holdings, Ltd.                     406,000         1,631,583
                                                                  -------------
Total Hong Kong                                                       4,997,843
                                                                  -------------
Mexico-5.2%
America Movil S.A. de C.V. Series L (ADR)             213,000         5,461,320
Telefonos de Mexico, SA Series L (ADR)                142,300         4,708,707
                                                                  -------------
Total Mexico                                                         10,170,027
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

Company                                                Shares             Value
-------------------------------------------------------------------------------
Peoples Republic of China-1.8%
China Resources Power Holdings Co., Ltd.(a)         4,290,000     $   1,588,633
Huaneng Power International, Inc. (ADR)                34,000         1,975,400
                                                                  -------------
Total Peoples Republic of China                                       3,564,033
                                                                  -------------
United Kingdom-3.6%
Vodafone Group Plc (ADR)                              305,400         7,131,090
                                                                  -------------
Total Foreign Investments
  (cost $24,151,023)                                                 29,764,833
                                                                  -------------
Total Common & Preferred Stocks
  (cost $172,718,570)                                               195,687,167
                                                                  -------------
Total Investments Before Security Lending
  Collateral-99.4%
  (cost $172,718,570)                                               195,687,167
                                                                  -------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED*-0.4%
Short-Term Investment-0.4%
UBS Private Money Market Fund, LLC, 1.02%
  (cost $909,700)                                     909,700           909,700
                                                                  -------------
Total Investments-99.8%
  (cost $173,628,270)                                               196,596,867
Other assets less liabilities-0.2%                                      300,265
                                                                  -------------
Net Assets-100%                                                   $ 196,897,132
                                                                  =============


*  See Note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

STATEMENT OF ASSETS & LIABILITIES
November 30, 2003


ASSETS
Investments in securities, at value
  (cost $173,628,270--including investment of
  cash collateral for securities loaned of $909,700)           $ 196,596,867(a)
Cash                                                                 677,427
Foreign cash, at value (cost $65,188)                                 65,220
Receivable for investment securities sold                          2,966,773
Dividends and interest receivable                                    581,586
Receivable for capital stock sold                                    214,852
                                                               -------------
Total assets                                                     201,102,725
                                                               -------------
LIABILITIES
Payable for investment securities purchased                        2,121,535
Payable for collateral on securities loaned                          909,700
Payable for capital stock redeemed                                   621,606
Advisory fee payable                                                 182,619
Distribution fee payable                                             130,737
Accrued expenses                                                     239,396
                                                               -------------
Total liabilities                                                  4,205,593
                                                               -------------
Net Assets                                                     $ 196,897,132
                                                               =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                          $      16,025
Additional paid-in capital                                       283,262,614
Undistributed net investment income                                1,673,128
Accumulated net realized loss on investment and
  foreign currency transactions                                 (111,023,264)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities             22,968,629
                                                               -------------
                                                               $ 196,897,132
                                                               =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($52,187,834 / 4,213,654 shares of capital stock
  issued and outstanding)                                             $12.39
Sales charge--4.25% of public offering price                             .55
                                                                      ------
Maximum offering price                                                $12.94
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($109,716,900 / 8,961,144 shares of capital stock
  issued and outstanding)                                             $12.24
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($32,680,133 / 2,663,838 shares of capital stock
  issued and outstanding)                                             $12.27
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,312,265 / 185,935 shares of capital stock
  issued and outstanding)                                             $12.44
                                                                      ======


(a)  Includes securities on loan with a value of $873,790 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

STATEMENT OF OPERATIONS
Year Ended November 30, 2003

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $37,241)                                     $  8,268,145
Interest                                               166,201     $  8,434,346
                                                  ------------
EXPENSES
Advisory fee                                         1,475,596
Distribution fee--Class A                              151,683
Distribution fee--Class B                            1,104,921
Distribution fee--Class C                              328,679
Transfer agency                                        767,218
Custodian                                              142,457
Administrative                                         135,000
Printing                                               105,113
Audit and legal                                         83,484
Registration                                            57,477
Directors' fees                                         23,000
Miscellaneous                                           21,632
                                                  ------------
Total expenses                                       4,396,260
Less: expense offset arrangement
  (see Note B)                                            (269)
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (449,754)
                                                  ------------
Net expenses                                                          3,946,237
                                                                   ------------
Net investment income                                                 4,488,109
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                             1,657,056
  Foreign currency transactions                                         (63,523)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        19,637,496
  Foreign currency denominated assets
    and liabilities                                                        (151)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              21,230,878
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 25,718,987
                                                                   ============


See notes to financial statements.


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12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2003             2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $   4,488,109    $   4,283,325
Net realized gain (loss) on investment
  and foreign currency transactions                  1,593,533      (90,505,904)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                19,637,345       22,936,866
                                                 -------------    -------------
Net increase (decrease) in net assets from
  operations                                        25,718,987      (63,285,713)

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                           (1,053,772)      (1,432,318)
  Class B                                           (1,365,509)      (2,055,504)
  Class C                                             (403,638)        (570,887)
  Advisor Class                                        (67,781)         (76,104)

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (21,787,316)     (44,697,655)
                                                 -------------    -------------
Total increase (decrease)                            1,040,971     (112,118,181)

NET ASSETS
Beginning of period                                195,856,161      307,974,342
                                                 -------------    -------------
End of period (including undistributed net
  investment income of $1,673,128 and
  $139,242, respectively)                        $ 196,897,132    $ 195,856,161
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

NOTES TO FINANCIAL STATEMENTS
November 30, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Subsequent Events" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%,


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively, for the year ended November 30, 2003, such reimbursement amounted to $449,754.

Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $493,696 for the year ended November 30, 2003.

For the year ended November 30, 2003, the Fund's expenses were reduced by $269 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,612 from the sale of Class A shares and received $5,945, $285,686 and $6,054 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2003.

Brokerage commissions paid on investment transactions for the year ended November 30, 2003 amounted to $687,928 of which $29,250 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,872,737 and $1,527,059 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Dis-


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17 tributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2003, were as follows:

                                                  Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  139,721,198   $  143,787,171
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:


Cost                                                              $ 175,169,167
                                                                  =============
Gross unrealized appreciation                                     $  26,454,648
Gross unrealized depreciation                                        (5,026,948)
                                                                  -------------
Net unrealized appreciation                                       $  21,427,700
                                                                  =============

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of November 30, 2003, the Fund had loaned securities with a value of $873,790 and received cash collateral of $909,700, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended November 30, 2003, the Fund earned fee income of $10,368 which is included in interest income in the accompanying statement of operations.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,182,136     2,432,678    $ 13,698,054    $ 31,769,267
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               72,066        91,551         832,537       1,143,371
-------------------------------------------------------------------------------
Shares converted
  from Class B           129,591       151,651       1,529,720       1,871,964
-------------------------------------------------------------------------------
Shares redeemed       (1,610,708)   (3,422,345)    (18,667,507)    (42,404,727)
-------------------------------------------------------------------------------
Net decrease            (226,915)     (746,465)   $ (2,607,196)   $ (7,620,125)
===============================================================================

CLASS B
Shares sold            1,438,187     2,131,294    $ 16,471,374    $ 26,813,552
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               83,669       115,696         954,114       1,433,112
-------------------------------------------------------------------------------
Shares converted
  to Class A            (132,588)     (153,482)     (1,529,720)     (1,871,964)
-------------------------------------------------------------------------------
Shares redeemed       (2,764,371)   (4,729,233)    (31,299,270)    (56,561,673)
-------------------------------------------------------------------------------
Net decrease          (1,375,103)   (2,635,725)   $(15,403,502)   $(30,186,973)
===============================================================================

CLASS C
Shares sold              685,304     1,014,029    $  7,865,021    $ 12,790,132
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               21,901        30,038         250,438         372,941
-------------------------------------------------------------------------------
Shares redeemed         (982,406)   (1,622,614)    (11,275,720)    (19,547,347)
-------------------------------------------------------------------------------
Net decrease            (275,201)     (578,547)   $ (3,160,261)   $ (6,384,274)
===============================================================================

ADVISOR CLASS
Shares sold              242,378       130,484    $  2,761,640    $  1,656,667
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                2,890         2,041          33,690          25,497
-------------------------------------------------------------------------------
Shares redeemed         (291,010)     (174,119)     (3,411,687)     (2,188,447)
-------------------------------------------------------------------------------
Net decrease             (45,742)      (41,594)   $   (616,357)   $   (506,283)
===============================================================================



_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2003.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 were as follows:

                                                     2003             2002
                                                 =============    =============
Distributions paid from:
  Ordinary income                                $   2,890,700    $   4,134,813
                                                 -------------    -------------
Total taxable distributions                          2,890,700        4,134,813
  Tax return of capital                                     -0-              -0-
                                                 -------------    -------------
Total distributions paid                         $   2,890,700    $   4,134,813
                                                 =============    =============


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

As of November 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                          $ (109,482,367)(a)
Undistributed ordinary income                                      1,673,128
Unrealized appreciation/(depreciation)                            21,427,732(b)
                                                              --------------
Total accumulated earnings/(deficit)                          $  (86,381,507)
                                                              --------------


(a) On November 30, 2003, the Fund had a net capital loss carryforward of $109,482,367, of which $21,143,136 expires in the year 2009 and $88,339,231 which expires in the year 2010. During the fiscal year, the Fund utilized capital loss carryforwards of $609,306.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net investment loss on investments and foreign currency transactions.

NOTE J

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21 filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $11.01       $14.17       $17.90       $16.91       $14.68

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(a)                         .32(b)       .27(b)       .23         1.40          .36(b)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                 1.30        (3.17)       (2.88)         .85         2.53
Net increase (decrease)
   in net asset value from
   operations                                   1.62        (2.90)       (2.65)        2.25         2.89

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.24)        (.26)        (.97)        (.32)        (.32)
Tax return of capital                             -0-          -0-        (.11)          -0-          -0-
Distributions from
   net realized gain on
  investment transactions                         -0-          -0-          -0-        (.94)        (.34)
Total dividends and
   distributions                                (.24)        (.26)       (1.08)       (1.26)        (.66)
Net asset value, end of
   period                                     $12.39       $11.01       $14.17       $17.90       $16.91

TOTAL RETURN
Total investment return
   based on net asset
   value(c)                                    14.89%      (20.65)%     (15.75)%      14.14%       20.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $52,188      $48,908      $73,487      $52,172      $29,841
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.50%        1.50%        1.46%        1.46%        1.50%
   Expenses, before waivers/
      reimbursements                            1.70%        1.61%        1.46%        1.46%        1.73%
   Net investment income                        2.79%(b)     2.18%(b)     1.38%        8.08%        2.26%(b)
Portfolio turnover rate                           74%          99%          21%          24%          19%



See footnote summary on page 28.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.87       $13.98       $17.72       $16.80       $14.62

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(a)                         .24(b)       .18(b)       .11         1.30          .25(b)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                 1.27        (3.12)       (2.84)         .81         2.52
Net increase (decrease)
   in net asset value from
   operations                                   1.51        (2.94)       (2.73)        2.11         2.77

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.14)        (.17)        (.90)        (.25)        (.25)
Tax return of capital                             -0-          -0-        (.11)          -0-          -0-
Distributions from
   net realized gain on
   investment transactions                        -0-          -0-          -0-        (.94)        (.34)
Total dividends and
   distributions                                (.14)        (.17)       (1.01)       (1.19)        (.59)
Net asset value,
   end of period                              $12.24       $10.87       $13.98       $17.72       $16.80

TOTAL RETURN
Total investment return
   based on net asset
   value(c)                                    13.99%      (21.18)%     (16.38)%      13.32%       19.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $109,717     $112,372     $181,338     $142,975      $80,806
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            2.20%        2.20%        2.17%        2.18%        2.20%
   Expenses, before waivers/
      reimbursements                            2.44%        2.34%        2.17%        2.18%        2.44%
   Net investment income                        2.08%(b)     1.49%(b)      .67%        7.63%        1.55%(b)
Portfolio turnover rate                           74%          99%          21%          24%          19%



See footnote summary on page 28.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.89       $14.00       $17.74       $16.82       $14.65

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(a)                         .24(b)       .18(b)       .11         1.30          .25(b)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                 1.28        (3.12)       (2.84)         .81         2.51
Net increase (decrease)
   in net asset value from
   operations                                   1.52        (2.94)       (2.73)        2.11         2.76

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.14)        (.17)        (.90)        (.25)        (.25)
Tax return of capital                             -0-          -0-        (.11)          -0-          -0-
Distributions from
   net realized gain on
   investment transactions                        -0-          -0-          -0-        (.94)        (.34)
Total dividends and
   distributions                                (.14)        (.17)       (1.01)       (1.19)        (.59)
Net asset value,
   end of period                              $12.27       $10.89       $14.00       $17.74       $16.82

TOTAL RETURN
Total investment return
   based on net asset
   value(c)                                    14.06%      (21.15)%     (16.36)%      13.30%       19.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $32,680      $32,013      $49,259      $34,253      $20,605
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            2.20%        2.20%        2.17%        2.18%        2.20%
   Expenses, before waivers/
      reimbursements                            2.42%        2.33%        2.17%        2.18%        2.44%
   Net investment income                        2.09%(b)     1.50%(b)      .68%        7.64%        1.56%(b)
Portfolio turnover rate                           74%          99%          21%          24%          19%



See footnote summary on page 28.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                     Advisor Class
                                            ---------------------------------------------------------------
                                                                 Year Ended November 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $11.07       $14.23       $17.97       $16.95       $14.70

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(a)                         .37(b)       .33(b)       .27         1.54          .42(b)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                 1.28        (3.19)       (2.89)         .77         2.52
Net increase (decrease)
   in net asset value from
   operations                                   1.65        (2.86)       (2.62)        2.31         2.94

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.28)        (.30)       (1.00)        (.35)        (.35)
Tax return of capital                             -0-          -0-        (.12)          -0-          -0-
Distributions from
   net realized gain on
   investment transactions                        -0-          -0-          -0-        (.94)        (.34)
Total dividends and
   distributions                                (.28)        (.30)       (1.12)       (1.29)        (.69)
Net asset value,
   end of period                              $12.44       $11.07       $14.23       $17.97       $16.95

TOTAL RETURN
Total investment return based
   on net asset value(c)                       15.12%      (20.32)%     (15.58)%      14.49%       20.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                            $2,312       $2,563       $3,890       $2,016       $1,532
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.20%        1.20%        1.16%        1.17%        1.20%
   Expenses, before waivers/
      reimbursements                            1.41%        1.31%        1.16%        1.17%        1.41%
   Net investment income                        3.21%(b)     2.49%(b)     1.65%        8.64%        2.55%(b)
Portfolio turnover rate                           74%          99%          21%          24%          19%



See footnote summary on page 28.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

(a)  Based on average shares outstanding.

(b)  Net of fees waived and expenses reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of AllianceBernstein Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Utility Income Fund, Inc., the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $6,832,095 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2003 qualifies for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Paul C. Rissman(2), Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


(1)  Member of the Audit Committee.

(2) Mr. Rissman and Ms. Tsao are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.




                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                              COMPLEX       DIRECTORSHIP
       ADDRESS                            OCCUPATION(S)                         OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 71       Investment adviser and an inde-                 116             None
2 Sound View Drive                  pendent consultant. He was
Suite 100                           formerly Senior Manager of
Greenwich, CT 06830                 Barrett Associates, Inc., a
(10)                                registered investment adviser,
Chairman of the Board               with which he had been associ-
                                    ated since prior to 1999. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block, #+, 73                  Formerly Executive Vice                          96             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
(10)                                Assurance Society of the United
                                    States; Chairman and Chief Executive
                                    Officer of Evlico; Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National
                                    Association of Securities
                                    Dealers, Inc.

David H. Dievler, #+, 74            Independent consultant. Until                   100             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(10)                                Management Corporation ("ACMC")
                                    responsible for mutual fund administration.
                                    Prior to joining ACMC in
                                    1984 he was Chief Financial Officer
                                    of Eberstadt Asset Management
                                    since 1968. Prior to that he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member of
                                    American Institute of Certified
                                    Public Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31


                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                              COMPLEX       DIRECTORSHIP
       ADDRESS                            OCCUPATION(S)                         OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 61              Consultant. Formerly President                   98             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
(10)                                a Senior Advisor from June 1999
                                    -June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989
                                    -May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988 - 1992, he was
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Clifford L. Michel, #+, 64          Senior Counsel of the law firm                   97        Placer Dome,
15 St. Bernard's Road               of Cahill Gordon & Reindel since                               Inc.
Gladstone, NJ 07934                 February 2001 and a partner of
(10)                                that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of
                                    Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 69          Senior Counsel to the law firm of                96             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(7)                                 senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member and
                                    Chairman of the Municipal Securities
                                    Rulemaking Board and Trustee
                                    of the Museum of the City of
                                    New York.

INTERESTED DIRECTOR

Marc O. Mayer, ++, 46               Executive Vice President of ACMC                 68             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(Elected November 18,               predecessor since prior to 1999.
2003)



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Officer Information
Certain information concerning the Fund's Officers is listed below.




       NAME,                             POSITION(S)                      PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                      HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance
                                                                    Capital Management Corporation
                                                                    ("ACMC")** since 2001; prior thereto,
                                                                    Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Paul C. Rissman, 47                 Senior Vice President           Executive Vice President of Alliance
                                                                    Capital Management Corporation
                                                                    ACMC, ** with which he has been
                                                                    associated since prior to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC, ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Annie Tsao, 51                      Vice President                  Senior Vice President of ACMC,** with
                                                                    which she has been associated since
                                                                    prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting
                                                                    General Counsel of ACMC, ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS"),**
                                                                    with which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS, ** with which
                                                                    he has been associated since prior to
                                                                    1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Series
--------------------------------------------
U.S. Large Cap Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund +
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35

NOTES


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

ALLIANCEBERNSTEIN UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


ACBVIUIFAR1103



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

10 (a) (1)       Code of ethics that is subject to the disclosure of Item 2 hereof

10 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

10 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Utility Income Fund, Inc.

By:    /s/ Marc O. Mayer
       ------------------
       Marc O. Mayer
       President

Date:  January 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       ------------------
       Marc O. Mayer
       President

Date:  January 29, 2004


By:    /s/ Mark D. Gersten
       --------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  January 29, 2004